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                                                                   Exhibit 23.2

        Consent of PricewaterhouseCoopers LLP, Independent Accountants


   We hereby consent to the incorporation by reference in this Amendment No. 3 to the Registration Statement on Form S-4 of Cytyc Corporation of our report dated April 20, 2001 relating to the financial statements of Pro.Duct Health, Inc., which appears in the Current Report on Form 8-K/A of Cytyc Corporation dated February 12, 2002.


/s/ PricewaterhouseCoopers LLP

San Jose, California

May 14, 2002


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